UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2022.

Global Tech Industries Group, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-10210	83-0250943
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

511 Sixth Avenue, Suite 800 New York, NY 10011

(Address of Principal Executive Offices) (Zip Code)

(212) -204-7926

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(g) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock	GTII	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On January 18, 2022, Classroom Salon Holdings LLC (“Classroom Holdings”), a Delaware limited liability company and Classroom Holdings, a wholly-owned subsidiary of Global Tech Industries Group, Inc.’s (“GTII” or the “Company”), a Nevada corporation, pending successful completion of a two-year audit of by an auditor subject to the public corporation accounting oversight board (“PCAOB”), signed and executed membership interest purchase agreements, as well as assignments of membership interests, for the acquisition of 100% of the interest in Classroom Salon LLC (“Classroom Salon”), a Pennsylvania limited liability company, with all of the members of Classroom Salon. On December 18, 2021, GTII and Classroom Holdings agreed to engage in a business combination whereby Classroom Holdings would become a wholly owned subsidiary of GTII when they a signed a membership interest purchase agreement (“MIPA”). Pursuant to the MIPA, the members of Classroom Holdings (the “Classroom Holdings members”) acquired ten million (10,000,000) shares of the common stock of GTII (the “GTII Common Stock”), issued as of December 18, 2021.

Item 1.02 Termination of A Definitive Material Agreement

On August 23, 2021 Global Tech Industries Group, Inc., a Nevada corporation (“GTII”), and We SuperGreen Energy Corp (“WSGE”) signed a binding letter agreement to engage in a merger/business combination. The completion of an audit of the financial statements of WSGE by an auditor subject to the public corporation accounting oversight board (“PCAOB”), was a condition to be met before the closing of the transaction could occur. On January 24, GTII provided notice to WSGE that the letter agreement has been terminated due to WSGE’s inability to provide audited financial statements by December 31, 2021, as provided therein.

Item 9.01 (d) Exhibits.

10.1	Membership Interest Purchase Agreement, dated January 18, 2022, between Ananda Gunawardena and Classroom Salon Holdings LLC
10.2	Membership Interest Purchase Agreement, dated January 18, 2022, between Carnegie Mellon and Classroom Salon Holdings LLC
10.3	Membership Interest Purchase Agreement, dated January 18, 2022, between Tommy Wang and Classroom Salon Holdings LLC
10.4	Assignment of Membership Interest, dated January 18, 2022, - Ananda Gunawardena to Classroom Salon Holdings LLC
10.5	Assignment of Membership Interest, dated January 18, 2022, – Carnegie Mellon to Classroom Salon Holdings LLC
10.6	Assignment of Membership Interest, dated January 18, 2022, – Tommy Wang to Classroom Salon Holdings LLC
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 24, 2022

GLOBAL TECH INDUSTRIES GROUP, INC.

/s/ David Reichman
By:	David Reichman
Title:	Chairman and CEO

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